1. SI-BONE, INC. RESTRICTED STOCK UNIT GRANT NOTICE (2018 EQUITY INCENTIVE PLAN) SI-BONE, Inc. (the “Company”), pursuant to its 2018 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“Restricted Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this notice of grant (this “Restricted Stock Unit Grant Notice”), and in the Plan and the Restricted Stock Unit Award Agreement, both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein will have the meanings set forth in the Plan or the Restricted Stock Unit Award Agreement. In the event of any conflict between the terms in this Restricted Stock Unit Grant Notice or the Restricted Stock Unit Award Agreement and the Plan, the terms of the Plan will control. Participant: Date of Grant: Performance Period: Target Number of Restricted Stock Units: Maximum Number of Restricted Stock Units: Vesting Schedule: The number of Restricted Stock Units subject to the Award that may vest will be determined in accordance with the Restricted Stock Unit Award Vesting Criteria set forth in Attachment I to this Restricted Stock Unit Grant Notice (the “Vesting Criteria”). The Target Number of Restricted Stock Units represent the number of Restricted Stock Units that would vest if the Participant satisfies the service vesting conditions set forth in the Vesting Criteria and the Company achieves 100% of the Company’s target performance goal specified in the Vesting Criteria. In no event will more than the Maximum Number of Restricted Stock Units vest. Issuance Schedule: Subject to any Capitalization Adjustment, one share of Common Stock will be issued for each Restricted Stock Unit that vests at the time set forth in Section 6 of the Restricted Stock Unit Award Agreement. Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Restricted Stock Unit Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of the Common Stock pursuant to the Award specified above and supersede all prior oral and written agreements on the terms of this Award, with the exception, if applicable, of (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law; and (iii) any written

2. employment agreement or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein. By accepting this Award, Participant acknowledges having received and read the Restricted Stock Unit Grant Notice, the Restricted Stock Unit Award Agreement and the Plan and agrees to all of the terms and conditions set forth in these documents. Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. SI-BONE, INC. PARTICIPANT By: Signature Signature Title: Date: Date: ATTACHMENTS: Restricted Stock Unit Award Vesting Criteria, Restricted Stock Unit Award Agreement and 2018 Equity Incentive Plan

## ATTACHMENT I

## RESTRICTED STOCK UNIT AWARD VESTING CRITERIA

The number of Restricted Stock Units that may vest will be determined in accordance with the following criteria. Capitalized terms not explicitly defined in this Attachment I shall have the same meanings given to them in the Plan, the Restricted Stock Unit Award Grant Notice (the "***Grant Notice***") or the Restricted Stock Unit Award Agreement, as applicable.

1. **PERFORMANCE PERIOD; MEASUREMENT PERIODS.**

The performance period for the Restricted Stock Units shall be the period of time beginning January 1, 2022 and ending on December 31, 2024 (the "***Performance Period***"). During the Performance Period there will be three separate measurement periods of the Company's TSR as measured versus the TSR of the Median Peer Company (each, a "***Measurement Period***"). The Start Dates and End Dates for the First, Second and Third Measurement Periods are:

| | First Measurement Period | Second Measurement Period | Third Measurement Period |
|---|---|---|---|
| **Start Date** | January 1, 2022 | January 1, 2022 | January 1, 2022 |
| **End Date** | December 31, 2022 | December 31, 2023 | December 31, 2024 |

2. **TARGET NUMBER OF RESTRICTED STOCK UNITS.**

The Target Number of Restricted Stock Units for each of the First and Second Measurement Periods is equal to one-third of the Target Number of Restricted Units specified in the Grant Notice (with the portions allocated to the First Measurement Period and Second Measurement Period rounded down to the nearest whole share). The Target Number of Restricted Stock Units for the Third Measurement Period is equal to the total Target Number of Restricted Stock Units in the Grant Notice.

| | First Measurement Period | Second Measurement Period | Third Measurement Period |
|---|---|---|---|
| **Target Number of Restricted Stock Units** | | | |

3. **RELATIVE TSR REQUIREMENT.**

(a) The number of Restricted Stock Units subject to the Award that may vest, subject to satisfaction of the Service Vesting Requirement described in Section 4 below, will be determined by reference to the Company's TSR as measured versus the TSR of the Median Peer Company for each Measurement Period in accordance with the following TSR Performance Formula:

$$TargetNumberofRestrictedStockUnits * \left(100\% + \left((SIBNTSR - MedianPeerCompanyTSR) * 2\right)\right) = Shares\ Calculated$$

1.

2. If the Company’s TSR is –50 points as compared to the Median Peer Company during any Measurement Period, no Restricted Stock Units are eligible to vest. If any company in the Relative TSR Peer Group is acquired before the end of the applicable Measurement Period, such company shall be excluded from the TSR Peer Group for purposes of determination of the TSR of the Median Peer Company for all Measurement Periods ending after the closing of the acquisition of such company. (b) As soon as practicable within the 45-day period following each Measurement Period’s End Date, the Compensation Committee of the Board (the “Committee”) shall determine the applicable number of Restricted Stock Units that may vest based on the TSR Performance Formula as applied to the applicable Measurement Period. The date of the Committee’s determination is the “Determination Date.” Shares earned pursuant to this Restricted Stock Unit with respect to each Measurement Period shall be released to the Participant on February 15 of the year that follows such Measurement Period, or on the next trading day thereafter if February 15 is not a trading day (such date, the “Settlement Date”), subject to the provisions of Section 6 of the Restricted Stock Unit Award Agreement. (c) As determined by the Committee on the Determination Date following the First Measurement Period, the number of Restricted Stock Units that may vest shall be determined based on the TSR Performance Formula applied to the First Measurement Period, provided that the total number of Restricted Stock Units earned (the “Shares Released” with respect to the First Measurement Period) will not exceed 100% of the Target Number of Restricted Stock Units for the First Measurement Period. (d) As determined by the Committee on the Determination Date following the Second Measurement Period, the number of Restricted Stock Units that may vest shall be the number of Shares Calculated according to the TSR Performance Formula applied to the Second Measurement Period, provided that the total number of Restricted Stock Units earned (the “Shares Released” with respect the Second Measurement Period) will not exceed 200% of the Target Number of Restricted Stock Units for the Second Measurement Period. (e) As determined by the Committee on the Determination Date following the Third Measurement Period, the number of Restricted Stock Units that shall vest shall be determined based on the Shares Calculated according to TSR Performance Formula applied to the Third Measurement Period using the total Target Number of Restricted Stock Units specified in the Grant Notice (subject to the Maximum Number of Restricted Stock Units set forth in the Grant Notice), with such number of Shares Calculated (up to 200% of the total Target Number of Restricted Stock Units set forth in the Grant Notice) then reduced by the Shares Released pursuant to Section 3(c) and (d) (the “Shares Released” with respect to the Third Measurement Period). (f) Notwithstanding anything to the contrary herein, in no event shall the total number of Shares Released exceed the Maximum Number of Restricted Stock Units specified in the Grant Notice. (g) Any Restricted Stock Units that are not determined eligible to vest on the Determination Date following the Third Measurement Period shall immediately terminate and be forfeited. (h) See Appendix B for Sample Performance Period Calculation.

3. 4. SERVICE REQUIREMENT. Except as specifically provided in Section 5 below, the Participant must remain in Continuous Service as an Executive through the applicable Measurement Period’s End Date in order for the applicable portion of the Restricted Stock Units to vest. 5. CHANGE IN CONTROL. (a) Impact of Change in Control. In the event of a Change in Control that occurs prior to the last day of the Performance Period, the number of Restricted Stock Units that are eligible to vest shall be determined by the Committee prior to the Change in Control based upon applying the TSR Performance Formula to the portion of the Performance Period that precedes the Change in Control, provided that the target number of shares in the TSR Performance Formula will be the Target Number of Restricted Stock Units specified in the Grant Notice, with the Shares Calculated according to the TSR Performance Formula less the aggregate number of Shares Released pursuant to Sections 3(c) and 3(d), as applicable, in connection with any previously completed Measurement Period(s) (such resulting number, the “CIC Units”), and provided further that the total number of Restricted Stock Units that may vest over the Performance Period will not exceed the Maximum Number of Restricted Stock Units. Any Restricted Stock Units that are not CIC Units shall immediately terminate and be forfeited upon the Change in Control. (b) Award Assumed, Continued or Substituted. In the event of a Change in Control where the acquiring, surviving or continuing entity assumes, continues or substitutes the Award on substantially the same terms and conditions as in effect prior to the Change in Control, the portion of the Shares Calculated according to the TSR Performance Formula applied pursuant to Section 5(a) and prorated according to the portion of the Performance Period that preceded the Change in Control, less the aggregate number of Shares Released in connection with any previously completed Measurement Period(s) pursuant to Sections 3(c) and 3(d), as applicable, will vest immediately upon the Change in Control (the “Shares Released” at the closing) and the remainder of the CIC Units will vest and be released in equal quarterly increments throughout the remainder of the Performance Period, subject to the Participant remaining in Continuous Service through each applicable quarterly vesting date (the “Continued Service Requirement”). Notwithstanding the foregoing, if the Participant’s Continuous Service to the Company or its successor is terminated without Cause or if the Participant resigns for Good Reason, in either case, within three months prior to or within 12 months following the Change in Control and prior to the originally scheduled expiration date of the Performance Period, the Continued Service Requirement shall be waived and the CIC Units shall immediately vest on the date of such termination, subject to the requirements of the Company’s Severance Benefit Plan. (c) Award Not Assumed, Continued or Substituted. In the event of a Change in Control where the acquiring, surviving or continuing entity does not assume, continue or substitute the Award on substantially the same terms and conditions as in effect prior to the Change in Control, all of the CIC Units shall vest and be released immediately prior to the Change in Control, subject to the Participant remaining in Continuous Service as an Executive through the effective date of the Change in Control. (d) Sample Change in Control Calculation. See Appendix C for Sample Change in Control Calculation.

4. 6. DEFINITIONS. For purposes of this Award, the following definitions will apply: (a) “Beginning Period Average Price” means the average closing price per share of the company over the 60 consecutive trading days ending with and including December 31, 2021. (b) “Ending Period Average Price” means (i) in the absence of a Change in Control, the average closing price per share of the company over the 60 consecutive trading days ending with and including the End Date of the applicable Measurement Period and (ii) in the event of a Change in Control, (A) for the TSR Peer Companies (other than the Company), the average closing price per share of the company over the 60 consecutive trading days immediately prior the effective date of the Change in Control or (B) for the Company, the sale price of the Shares in the Change in Control. (c) “Executive” means an Employee who serves in a meaningful executive role, as determined by the Committee, and continues providing services to the Company at a level at least equal to 50% of the Participant’s level of service as of the Date of Grant. (d) “Good Reason” will have the meaning ascribed to such term in the Company’s Severance Benefit Plan. (e) “Median Peer Company” means the TSR Peer Company with a TSR at the median of the range of TSRs for the TSR Peer Companies during a particular Measurement Period. (f) “TSR” means total shareholder return as determined by dividing (i) the sum of (A) the Ending Period Average Price minus the Beginning Period Average Price plus (B) all dividends and other distributions paid on the company’s shares during the applicable period by (ii) the Beginning Period Average Price. In calculating TSR, all dividends are assumed to have been reinvested in shares on the ex-dividend date. The Committee shall have the authority to make appropriate equitable adjustments to account for extraordinary, unusual and infrequently occurring events and transactions affecting the TSR. (g) “TSR Peer Companies” means the companies listed on Appendix A. (h) “TSR Performance Formula” means the formula described in Section 3 above.

1. APPENDIX A RELATIVE TSR PEER GROUP Alphatec Holdings, Inc. Apyx Medical Corporation Atrion Corporation AxoGen, Inc. BioLife Solutions Inc. Cerus Corporation Conformis Inc. Cryoport, Inc. Cutera Inc. Eargo, Inc. LeMaitre Vascular Inc. Mesa Laboratories Inc. NeuroPace Inc. OrthoPediatrics Corporation Outset Medical, Inc. Pulmonx Corporation Quotient Ltd. SeaSpine Holdings Corporation ShockWave Medical, Inc. Silk Road Medical Inc. Surmodics Inc. Tactile Systems Technology Inc. Vapotherm Inc. ViewRay, Inc. Zynex Inc.

2. APPENDIX B SAMPLE PERFORMANCE PERIOD CALCULATION SAMPLE ASSUMPTIONS: Date of Grant: January 1, 2022 Performance Period: January 1, 2022 to December 31, 2024 Target Number of Restricted Stock Units: 3,000 Maximum Number of Restricted Stock Units: 6,000 SAMPLE PERFORMANCE PERIOD CALCULATION: 2022 2023 2024 Total SIBN TSR -4.9% 29.0% 13.6% TSR of Median Peer Company 8.1% 6.3% 37.6% Difference -12.9% 22.7% -23.9% Target # of Shares 1,000 1,000 3,000 TSR Performance Formula 74.2% 145.4% 52.2% Shares Calculated 742 1,454 1,566 Shares Released 742 1,454 - 2,196

**APPENDIX C**

**SAMPLE CHANGE IN CONTROL CALCULATION**

**SAMPLE ASSUMPTIONS:**

| | |
|---|---|
| Date of Grant: | January 1, 2022 |
| Performance Period: | January 1, 2022 to December 31, 2024 |
| Target Number of Restricted Stock Units: | 3,000 |
| Maximum Number of Restricted Stock Units: | 6,000 |
| Acquisition Date: | July 1, 2023 |

**SAMPLE CHANGE IN CONTROL CALCULATION:**

| | 2022 | H1 2023 | H2 2023 | 2024 | Total |
|---|---|---|---|---|---|
| **SIBN TSR** | -4.9% | 29.0% | | | |
| **Relative TSR Peer Group** | 8.1% | 6.3% | | | |
| **Difference** | -12.9% | 22.7% | | | |
| | | | | | |
| **Target # of Shares** | 1,000 | 3,000 | | | |
| **TSR Performance Formula** | 74.2% | 145.4% | | | |
| | | | | | |
| **Shares Calculated** | 742 | 4,362 | | | |
| | | | | | |
| **CIC Units** | | 4,362 – 742 = 3,620 | | | |
| | | | | | |
| **Shares Released** | 742 | (50%*4,362) – 742 = 1,439 | 33% * (3,620 – 1,439) = 727 | 1,454 | 4,362 |

Note: Calculation shows award assumed, continued, or substituted for performance period as set forth in Section 5. The remaining CIC Shares not released upon the Change in Control shall be released in equal quarterly increments for the remainder of the Measurement Period. Remaining shares may vest earlier if the Participant's employment is terminated or if Participant resigns for Good Reason under criteria set forth in Section 5(b). If award is not assumed, continued, or substituted, all CIC shall vest and be released upon change of control as set forth in Section 5(c).

3.

1. ATTACHMENT II SI-BONE, INC. 2018 EQUITY INCENTIVE PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Award Agreement, SI-BONE, Inc. (the “Company”) has awarded you (“Participant”) a Restricted Stock Unit Award (the “Award”) pursuant to the Company’s 2018 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units/shares indicated in the Grant Notice. Capitalized terms not explicitly defined in this Restricted Stock Unit Award Agreement or the Grant Notice will have the same meanings given to them in the Plan. The terms of your Award, in addition to those set forth in the Grant Notice, are as follows. 1. GRANT OF THE AWARD. This Award represents the right to be issued on a future date one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 below) as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Restricted Stock Units/shares of Common Stock subject to the Award. This Award was granted in consideration of your services to the Company. Except as otherwise provided herein, you will not be required to make any payment to the Company or an Affiliate (other than services to the Company or an Affiliate) with respect to your receipt of the Award, the vesting of the Restricted Stock Units or the delivery of the Company’s Common Stock to be issued in respect of the Award. Notwithstanding the foregoing, the Company reserves the right to issue you the cash equivalent of Common Stock, in part or in full satisfaction of the delivery of Common Stock upon the vesting of the Restricted Stock Units, and, to the extent applicable, references in this Restricted Stock Unit Award Agreement and the Grant Notice to Common Stock issuable in connection with your Restricted Stock Units will include the potential issuance of its cash equivalent pursuant to such right. 2. VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Restricted Stock Units/shares of Common Stock credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock. 3. NUMBER OF SHARES. The number of Restricted Stock Units subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock Units, shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.

2. 4. SECURITIES LAW COMPLIANCE. You may not be issued any Common Stock under your Award unless the shares of Common Stock underlying the Restricted Stock Units are either (i) then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations. 5. TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of this Award or the shares issuable in respect of your Award, except as expressly provided in this Section 5. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan. The restrictions on transfer set forth herein will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Restricted Stock Unit Award Agreement. In the absence of such a designation, your legal representative will be entitled to receive, on behalf of your estate, such Common Stock or other consideration. (a) Death. Your Award is transferable by will and by the laws of descent and distribution. At your death, vesting of your Award will cease and your executor or administrator of your estate will be entitled to receive, on behalf of your estate, any Common Stock or other consideration that vested but was not issued before your death. (b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration hereunder, pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by applicable law that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company’s General Counsel prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement. 6. DATE OF ISSUANCE. (a) The issuance of shares in respect of the Restricted Stock Units is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation set forth in Section 11 of this Restricted Stock Unit Award Agreement, in the event one or more Restricted Stock Units vests, then on the Settlement Date the Company will issue to you one (1) share of Common Stock for each vested Restricted Stock Unit subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice). Each Settlement Date determined by this paragraph is referred to as an “Original Issuance Date”. (b) If the Original Issuance Date falls on a date that is not a business day, delivery will instead occur on the next following business day. In addition, if:

3. (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then- effective policy on trading in Company securities (“Insider Trading Policy”), or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company's policies (a “10b5-1 Arrangement”)), and (ii) either (1) the Company’s then-effective Insider Trading Policy does not permit sell to cover transactions in satisfaction of applicable Withholding Obligations, (2) a Withholding Obligation does not apply, or (3) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 9 of this Restricted Stock Unit Award Agreement (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay your Withholding Obligation in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). (c) The form of delivery of the shares of Common Stock in respect of your Award (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company. 7. DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you. 8. AWARD NOT A SERVICE CONTRACT. (a) Your Continuous Service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Restricted Stock Unit Award Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Restricted Stock Unit Award Agreement or the Plan will: (i) confer upon you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Restricted Stock Unit Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this

4. Restricted Stock Unit Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have. (b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Restricted Stock Unit Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Restricted Stock Unit Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Restricted Stock Unit Award Agreement, for any period, or at all, and will not interfere in any way with the Company’s right to terminate your Continuous Service at any time, with or without your cause or notice, or to conduct a reorganization. 9. WITHHOLDING OBLIGATION. (a) On each vesting date, and on or before the time you receive a distribution of the shares of Common Stock underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholding from the Common Stock issuable to you and/or otherwise agree to make adequate provision, including in cash, for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Obligation”). (b) By accepting this Award, you acknowledge and agree that the Company or any Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Obligation relating to your Award by any of the following means or by a combination of such means: (i) causing you to pay any portion of the Withholding Obligation in cash; (ii) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (iii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued pursuant to Section 6) equal to the amount of such Withholding Obligation; provided, however, that the number of such shares of Common Stock so withheld will not exceed the amount necessary to satisfy the Withholding Obligation using the maximum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income; and provided, further, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Board or the Company’s Compensation Committee; and/or (iv) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”), pursuant to this authorization and without further consent, whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Obligation and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Obligation directly to the Company and/or its Affiliates. (c) Unless the Withholding Obligation is satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.

5. (d) In the event the Withholding Obligation arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. 10. TAX CONSEQUENCES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) will be responsible for your own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement. 11. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Restricted Stock Unit Award Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Restricted Stock Unit Award Agreement until such shares are issued to you pursuant to Section 6 of this Restricted Stock Unit Award Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Restricted Stock Unit Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person. 12. NOTICES. Any notice or request required or permitted hereunder will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 13. ADDITIONAL ACKNOWLEDGEMENTS. You hereby consent and acknowledge that: (a) Receipt of the Award is voluntary and therefore you must accept the terms and conditions of this Award Agreement and Grant Notice as a condition to receipt of this Award. This Award is voluntary and occasional and does not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company. (b) The future value of your Award is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.

6. (c) The rights and obligations of the Company under your Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns. (d) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award. (e) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award. (f) This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. (g) All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company. 14. CLAWBACK. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. 15. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. 16. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Restricted Stock Unit Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate. 17. SEVERABILITY. If all or any part of this Restricted Stock Unit Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Restricted Stock Unit Award

7. Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Restricted Stock Unit Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 18. OTHER DOCUMENTS. You hereby acknowledge receipt or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain "window" periods and the Company's Insider Trading Policy, in effect from time to time. 19. AMENDMENT. This Restricted Stock Unit Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Restricted Stock Unit Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Restricted Stock Unit Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Restricted Stock Unit Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein. 20. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A- 1(b)(4) and any ambiguities herein will be interpreted accordingly. Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and determined to be deferred compensation subject to Section 409A of the Code, this Award will comply with Section 409A to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein will be interpreted accordingly. If it is determined that the Award is deferred compensation subject to Section 409A and you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “Separation from Service” (as defined in Section 409A), then the issuance of any shares that would otherwise be made upon the date of your Separation from Service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six (6) months and one day after the date of the Separation from Service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Notice of Grant or of this Restricted Stock Unit Award Agreement, under no circumstances will the Company reimburse you for any taxes or other costs under Section 409A or any other tax law or rule. All such taxes and costs are solely your responsibility. * * * * *

8. This Restricted Stock Unit Award Agreement will be deemed to be signed by the Company and the Participant upon the signing by the Participant of the Restricted Stock Unit Grant Notice to which it is attached.

ATTACHMENT III 2018 EQUITY INCENTIVE PLAN SI-BONE, INC. 2018 EQUITY INCENTIVE PLAN ADOPTED BY THE BOARD OF DIRECTORS: JULY 26, 2018 APPROVED BY THE STOCKHOLDERS: OCTOBER 4, 2018 EFFECTIVE DATE: OCTOBER 16, 2018 1. GENERAL. (a) Eligible Award Recipients and Plan Purposes. Employees, Directors and Consultants are eligible to receive Awards under the Plan. The Company, by means of the Plan, seeks to secure and retain the services of such persons, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards. (b) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards. 2. ADMINISTRATION. (a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c). (b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan: (i) To determine (A) which of the persons eligible under the Plan will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award. (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective. (iii) To settle all controversies regarding the Plan and Awards granted under it. (iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest. (v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to thirty days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience. (vi) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below. (vii) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 10(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing. (viii) To submit any amendment to the Plan for stockholder approval. (ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements. (x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards. (xi) To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate under local laws and regulations to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws or regulations of the relevant foreign jurisdiction). (xii) To effect at any time or from time to time, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Option or SAR under the Plan; (B) the cancellation of any outstanding Option or SAR under the Plan and the grant in substitution therefor of a new (1) Option or SAR under the Plan, (2) a Restricted Stock Award, (3) a Restricted Stock Unit Award, (4) an Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion; or (C) any other action that is treated as a repricing under generally accepted accounting principles. (c) Delegation to Committee. (i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. (ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non- Employee Directors, in accordance with Rule 16b-3. (d) Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 15(w)(iii) below. (e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons. 3. SHARES SUBJECT TO THE PLAN. (a) Share Reserve. Subject to Section 10(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 2,576,538 shares, (the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2019 and ending on (and including) January 1, 2028, in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last day of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there will be no increase in the Share Reserve for such calendar year or that the increase in the Share Reserve for such calendar year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. (b) Share Reserve Limit. For clarity, the Share Reserve in Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan and does not limit the granting of

Stock Awards except that the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Stock Awards. Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan. Furthermore, if a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that are subject to the Share Reserve and available for issuance under the Plan. (c) Reversion of Shares to the Share Reserve. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. (d) Incentive Stock Option Limit. Subject to the Share Reserve (as increased under Section 3(a)) and Section 10(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be the number of shares of Common Stock equal to three (3) times the Share Reserve. (e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise. 4. ELIGIBILITY. (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a Corporate Transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code. (b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant. 5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS. Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions: (a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement. (b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents. (c) Procedure for Option Exercise and Payment of Exercise Price for Options. To exercise any outstanding Option, the Participant must provide notice of exercise to the Stock Plan Administrator in compliance with the provisions of the Stock Option Agreement evidencing such Option. The purchase price of Common Stock acquired pursuant to the exercise of an Option will be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows: (i) by cash, check, bank draft or money order payable to the Company; (ii) provided that at the time of exercise the Company has established procedures for cashless exercise, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; (iii) provided that at the time of exercise the Company has established procedures for accepting such form of payment, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise; provided that (A) such tender would not violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock, (B) any certificated shares must be endorsed or accompanied by an executed assignment separate from certificate, and (C) such shares have been held by the Participant for the minimum period, if any, necessary to avoid adverse accounting treatment as a result of such tender; (iv) provided that at the time of exercise the Company has established procedures for accepting such payment via a “net exercise,” if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or (v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR. (e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply: (i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Option is held in the trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration. (ii) Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, marital settlement agreement or other divorce or separation instrument; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer. (iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company or to any third party designated by the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death or the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws. (f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised. (g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate. (h) Automatic Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service for any reason other than for Cause and other than upon the Participant’s death of Disability would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a period equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the immediate sale of any Common Stock received upon exercise of an Option or SAR within the applicable post-termination exercise period following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will not terminate prior to (i) the expiration of a period of months equal to the applicable post- termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the permitted term of the Option or SAR as set forth in the applicable Award Agreement as determined without giving effect to any termination of Continuous Service. (i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate. (j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate. (k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service. If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period. (l) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any such vested Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements. (m) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock. (n) Securities Compliance. No Option or SAR may be exercised unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of any Option or SAR also must comply with other applicable laws and regulations governing the Award, and the Participant may not exercise the Award if the Company determines 6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS. (a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions: (i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law. (ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board. (iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement. (iv) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions: (i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law. (ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate. (iii) Settlement. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. (iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award. (v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate. (vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service. (vii) Unsecured Obligation. A Restricted Stock Unit Award is an unfunded obligation, and as a holder of a vested Restricted Stock Unit Award, a Participant shall be considered an unsecured creditor of the Company with respect to the Company's obligation, if any, to issue shares pursuant to the terms of the applicable Award Agreement. A Participant shall not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant a Restricted Stock Unit Award unless and until such shares are actually issued. Nothing contained in the Plan or any Restricted Stock Unit Award Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or any other person. (c) Performance Awards. (i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards. (ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may, but need not, require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property. (iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. (d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards. 7. COVENANTS OF THE COMPANY. (a) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law. (b) No Obligation to Notify or Minimize Taxes; No Liability for Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of a Stock Award for any adverse tax consequences to such holder in connection with a Stock Award. As a condition to accepting a Stock Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Stock Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Stock Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A of the Code only if the exercise or strike price per share is at least equal to the “fair market value” per share of the Common Stock on the date of grant as determined by the Internal Revenue

Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service. 8. TAX WITHHOLDING (a) Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agree to make adequate provision for (including), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied. (b) Satisfaction of Withholding Obligation. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that (A) no shares of Common Stock are withheld with a Fair Market Value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes), and (B) with respect to an Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Compensation Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement; provided, however, that (c) Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company, each Participant agrees to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount. 9. MISCELLANEOUS. (a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company. (b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents. (c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such

Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company. (d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Furthermore, to the extent the Company is not the employer of a Participant, the grant of an Award will be not establish an employment or other service relationship between the Company and the Participant. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan. (e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended. (f) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s). (g) Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Company’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Company’s request. (h) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and, if requested by the Company, to participate in the Plan through an on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company. (i) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. (j) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and applicable securities laws. (k) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. (l) Securities Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other applicable laws and regulations governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations. (m) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. 10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS. (a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities by which the share reserve is to increase automatically each year pursuant to Section 3(a), (iii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards.

The Board will make such adjustments, and its determination will be final, binding and conclusive. Notwithstanding the provisions of this Section 10(a), no fractional shares or rights for fractional shares of Common Stock shall be created pursuant to this Section 10(a). The Board shall, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section 10(a). (b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion. (c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction: (i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction); (ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company); (iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), which exercise is contingent upon the effectiveness of such Corporate Transaction with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Board; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; and (v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, if any, in such form as may be determined by the Board, equal to the excess, if any, of (A), the per share amount (or value of property per share) payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Award, multiplied by the number of shares subject to the Stock Award. Such payment may be subject to vesting based on the Participant’s Continuous Service, provided that the vesting schedule shall be no less favorable to the Participant than the schedule under which the Stock Award would have become vested and/or exercisable. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply to the holders of Common Stock. For clarity, this payment may be $0 if the amount per share (or value of property per share)

payable to the holders of the Common Stock is equal to or less than the per share exercise price of the Stock Award. The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award. (d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur. 11. SEVERABILITY. If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 12. TERMINATION OR SUSPENSION OF THE PLAN. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan. 13. EFFECTIVE DATE OF THE PLAN. The Plan will come into existence on the Adoption Date; provided, however, no Award may be granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the Adoption Date. 14. CHOICE OF LAW. The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules. 15. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below: (a) “Adoption Date” means the date the Plan is adopted by the Board. (b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition. (c) “Award” means a Stock Award or a Performance Cash Award. (d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company. (f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment. (g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission, indictment or conviction of, or plea of no contest with respect to, any felony or crime involving dishonesty or moral turpitude; (ii) such Participant’s failure to satisfactorily perform his or her job duties as assigned by the Board or the officers of the Company, inability to meet documented performance goals, willful neglect of his or her duties, or refusal or failure to follow the lawful and reasonable directions of the Board or the officers of the Company, provided that the Company first provides the Participant with written notice of such conduct and 30 days to cure the conduct (if curable), and the Participant has failed to cure such conduct within such 30 day period; (iii) such Participant’s disloyalty, gross negligence, willful misconduct, dishonesty, fraud or breach of fiduciary duty to the Company; (iv) such Participant’s violation of any rule or policy of the Company, or breach of an employment, consulting or other agreement with the Company, which could reasonably result in direct or indirect loss, damage or injury to the Company; (v) such Participant’s disclosure of any trade secret or confidential information of the Company; (vi) such Participant’s commission of an act which could at the discretion of the Company be reasonably deemed to constitute unfair competition with the Company or induce any customer or supplier to breach a contract with the Company; or (vii) such Participant’s intentional acts on the part of the Participant that have generated material adverse publicity toward or about the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose. (h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities; (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or (iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder. (i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder. (j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means, as of the IPO Date, the common stock of the Company, having one vote per share. (l) “Company” means SI-BONE, Inc., a Delaware corporation. (m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person. (n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). (o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries; (ii) a sale or other disposition of more than 50% of the outstanding securities of the Company; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise. If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). (p) “Director” means a member of the Board. (q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances. (r) “Effective Date” means the effective date of this Plan, which is the IPO Date. (s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan. (t) “Entity” means a corporation, partnership, limited liability company or other entity. (u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. (v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than50% of the combined voting power of the Company’s then outstanding securities. (w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows: (i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable. (ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists. (iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code. (x) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering. (z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3. (aa) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option. (bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act. (cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan. (dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan. (ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option. (ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d). (gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan. (hh) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities. (ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award. (jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii). (kk) “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin

(including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) customer satisfaction; (25) stockholders’ equity; (26) capital expenditures; (27) debt levels; (28) operating profit or net operating profit; (29) workforce diversity; (30) growth of net income or operating income; (31) billings; (32) pre-clinical development related compound goals; (33) financing; (34) regulatory milestones, including approval of a compound; (35) stockholder liquidity; (36) corporate governance and compliance; (37) product commercialization; (38) intellectual property; (39) personnel matters; (40) progress of internal research or clinical programs; (41) progress of partnered programs; (42) partner satisfaction; (43) budget management; (44) clinical achievements; (45) completing phases of a clinical study (including the treatment phase); (46) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (47) timely completion of clinical trials; (48) submission of INDs and NDAs and other regulatory achievements; (49) partner or collaborator achievements; (50) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (51) research progress, including the development of programs; (52) investor relations, analysts and communication; (53) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (54) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (55) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); (56) supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); (57) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; and (58) other measures of performance selected by the Board or Committee (as applicable). (ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(mm) “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable). (nn) “Performance Stock Award” means a Stock Award granted pursuant to the terms and conditions of Section 6(c)(i). (oo) “Plan” means this SI-BONE, Inc. 2018 Equity Incentive Plan. (pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a). (qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan. (rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b). (ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan. (tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time. (uu) “Rule 405” means Rule 405 promulgated under the Securities Act. (vv) “Securities Act” means the Securities Act of 1933, as amended. (ww) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5. (xx) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan. (yy) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award. (zz) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan. (aaa) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%. (bbb) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.